                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                 MILACRON INC.

                               OFFER TO EXCHANGE
               UP TO $225,000,000 PRINCIPAL AMOUNT OUTSTANDING OF
                     11 1/2% SENIOR SECURED NOTES DUE 2011
                                      FOR
                           A LIKE PRINCIPAL AMOUNT OF
                     11 1/2% SENIOR SECURED NOTES DUE 2011
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
             PURSUANT TO THE PROSPECTUS, DATED               , 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON             ,
2004, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

          By Registered or Certified Mail, Overnight Carrier or Hand:
                         U.S. Bank National Association
                Attn: Shauna Thilmany/Specialized Finance Dept.
                              Mailcode: EP-MN-WS2N
                              60 Livingston Avenue
                               St. Paul, MN 55107

                                 By Facsimile:
                                 (651)495-8158

                             Confirm by telephone:
                                 (800)934-6802

                             For information, call:
                                 (800)934-6802

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

     The undersigned acknowledges that he or she has received the prospectus,
dated           , 2004 (the "Prospectus"), of Milacron Inc., a Delaware
corporation (the "Company"), and this letter of transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $225,000,000 of registered 11 1/2% Senior Secured Notes due 2011 (the "Exchange Notes") of the Company for an equal principal amount of the Company's outstanding 11 1/2% Senior Secured Notes due 2011 (the "Original Notes"). Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

     For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. Interest on the Exchange Notes will accrue at a rate of 11 1/2% per annum and be payable semiannually in arrears on May 15 and November 15 of each year, commencing on November 15, 2004. The Exchange Notes will mature on May 15, 2011. The terms of the Exchange Notes are substantially identical to the terms of the Original Notes, except that the Exchange Notes have been registered under the Securities Act of 1933 and are free of any obligation regarding registration.

     If (i) neither the registration statement relating to the Exchange Offer (the "Exchange Offer Registration Statement") nor, if required in lieu thereof, a shelf registration statement (the "Shelf Registration Statement") is declared effective by the Commission on or prior to 180 days (or if the 180th day is not a business day, the first business day thereafter) after the release to us from escrow the proceeds from the offering of the Original Notes (the "Effectiveness Target Date"), (ii) neither the Exchange Offer is consummated nor, if required in lieu thereof, the Shelf Registration Statement is declared effective by the Commission on or prior to the 40th business day after the Effectiveness Target Date, (iii) if either the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of Transfer Restricted Securities (as defined in the registration rights agreement dated as of May 26, 2004 among Milacron Escrow Corporation and Credit Suisse First Boston LLC, as representative of the several purchasers listed therein, which Milacron Inc. and the guarantors listed therein entered into pursuant to a Joinder dated May 26,
2004) during certain specified periods (each such event referred to in clauses
(i) through (iii) a "Registration Default"), then commencing on the day after the occurrence of such Registration Default, additional interest shall be paid by the Company to each holder of the Original Notes, with respect to the first 90-day period immediately following the occurrence of the first Registration Default in an amount equal to 50 basis points per annum of the principal amount of Securities held by such holder. The amount of the additional interest will increase by an additional 50 basis points per annum of the principal amount of Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of additional interest for all Registration Defaults of 100 basis points per annum of the principal amount of Securities. Following the cure of all Registration Defaults, the accrual of additional interest will cease. The additional interest provisions described herein are applicable only to the Original Notes and do not apply to the Exchange Notes.

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall publicly announce any extension by making a timely release through an appropriate news agency.

     This Letter is to be completed by a holder of Original Notes either if certificates are to be forwarded herewith or if a tender of Original Notes, if available, is to be made by book-entry transfer to the account maintained by U.S. Bank National Association (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Original Notes to which this Letter relates. If the space provided below is inadequate, the numbers and principal amount at maturity of Original Notes should be listed on a separate signed schedule affixed hereto.

------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF ORIGINAL NOTES
------------------------------------------------------------------------------------------------------------------------------
                                                            1                        2                          3
                                                 -----------------------------------------------------------------------------
                                                                            AGGREGATE PRINCIPAL
                                                                             AMOUNT OF ORIGINAL          PRINCIPAL AMOUNT
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)        CERTIFICATE           NOTES REPRESENTED          OF ORIGINAL NOTES
          (PLEASE FILL IN, IF BLANK)                   NUMBER(S)*              BY CERTIFICATE               TENDERED**
------------------------------------------------------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------
                                                          Total
------------------------------------------------------------------------------------------------------------------------------
 * Need not be completed if Original Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the Original Notes indicated in column 2. See Instruction 2. Original Notes tendered must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof. See Instruction 1.
------------------------------------------------------------------------------------------------------------------------------

[ ]  CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
--------------------------------------------------------------------------------

    Account Number                           Transaction Code Number
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)
--------------------------------------------------------------------------------

    Window Ticket Number (if any)
--------------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

    Name of Institution which guaranteed delivery
                                                 -------------------------------

    IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

    Account Number                           Transaction Code Number
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
--------------------------------------------------------------------------------

    Address:
--------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Original Notes nor any such other person is engaged in, or intends to engage in a distribution of such Exchange Notes, or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such Original Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (2) such Exchange Notes are acquired in the ordinary course of such holders' business; and (3) such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Notes and have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of Original Notes is an affiliate of the Company, acquires the Exchange Notes other than in the ordinary course of such holder's business or is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes to the undersigned at the address shown above in the box entitled "Description of Original Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Exchange Notes and/or Original Notes to:

Name(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

[ ] Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

--------------------------------------------------------------------------------
                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled, "Description of Original Notes" on this Letter above.

Mail Exchange Notes and/or Original Notes to:

Name(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

X: --------------------------------------------------------
                                                             ---------------------------------------------- , 2004
X: --------------------------------------------------------
                                                             ---------------------------------------------- , 2004
                  (SIGNATURE OF OWNER(S))                                           (DATE)



Area Code and Telephone Number:

     If a holder is tendering any Original Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature Guaranteed by
an Eligible Institution:
--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                (NAME AND FIRM)

Dated:
------------------------------------------------------------------------- , 2004

                                  INSTRUCTIONS

       FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE
               UP TO $225,000,000 PRINCIPAL AMOUNT OUTSTANDING OF
                     11 1/2% SENIOR SECURED NOTES DUE 2011
                                      FOR
                           A LIKE PRINCIPAL AMOUNT OF
                     11 1/2% SENIOR SECURED NOTES DUE 2011
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

1. DELIVERY OF THIS LETTER AND ORIGINAL NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Original Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed letter of transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of $1,000 and any integral multiple thereof.

     Holders of Original Notes whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed notice of guaranteed delivery (or facsimile thereof), substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Notes, the certificate number or numbers of such Original Notes and the principal amount at maturity of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, the letter of transmittal (or facsimile thereof), together with the certificate or certificates representing the Original Notes to be tendered in proper form for transfer, or a confirmation of book-entry transfer, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution (as defined below) with the Exchange Agent, and (iii) such properly completed and executed letter of transmittal (or facsimile thereof), as well as the certificate or certificates representing all tendered Original Notes in proper form for transfer, or a confirmation of book-entry transfer, as the case may be, and all other documents required by this Letter are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     The method of delivery of this Letter, the Original Notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No letter of transmittal or Original Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

     See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF ORIGINAL NOTES WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS.

     If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled "Description of Original Notes -- Principal Amount of Original Notes Tendered." A newly reissued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To be effective with respect to the tender of Original Notes, a notice of withdrawal must: (i) be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date; (ii) specify the name of the person who deposited the Original Notes to be withdrawn; (iii) identify the Original Notes to be withdrawn (including the certificate number(s) and principal amount at maturity of such Original Notes); (iv) be signed by the depositor in the same manner as the original signature on this Letter by which such Original Notes were tendered (including any required signature guarantee) or be accompanied by documents or transfer sufficient to have the trustee register the transfer of such Original Notes into the name of the person withdrawing the tender; and (v) specify the name in which any such Original Notes are to be registered, if different from that of the depositor. The Exchange Agent will return the properly withdrawn Original Notes as soon as practicable following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Original Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution (as defined below).

     If this Letter is signed by a person other than the registered holder or holders of any Original Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder(s) name or names appear(s) on the Original Notes.

     If the Letter or any certificates of Original Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with the Letter.

     Signature on a Letter or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on the Letter or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution").

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter.

5. TAX IDENTIFICATION NUMBER.

     An exchange of Original Notes for Exchange Notes will not be treated as a taxable exchange or other taxable event for U.S. Federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange.

     However, U.S. Federal income tax law generally requires that payments of principal and interest on a note to a holder be subject to backup withholding unless such holder provides the payor with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establishes a basis for exemption. If such holder is an individual, the TIN is his or her social security number. If the payor is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, such holder may be subject to backup withholding in an amount that is currently 28% of all reportable payments of principal and interest.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding on reportable payments of principal and interest, each tendering holder of Original Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or
(iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or other appropriate Form W-8. These forms may be obtained from the Exchange Agent or from the Internal Revenue Service's website, www.irs.gov. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.

     If backup withholding applies, the payor will withhold the appropriate percentage (currently 28%) from payments to the payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

6. TRANSFER TAXES.

     Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL NOTES SPECIFIED IN THIS LETTER.

7. WAIVER OF CONDITIONS.

     The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

     None of the Company, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES.

     Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                          PAYOR'S NAME: MILACRON INC.


------------------------------------------------------------------------------------------------

SUBSTITUTE                  PART 1 -- PLEASE PROVIDE YOUR    TIN:
FORM W-9                    TIN IN THE BOX AT RIGHT AND
                            CERTIFY BY SIGNING AND DATING    ----------------------------------
                            BELOW                                Social Security Number or
                                                                 Employer Identification Number
                            --------------------------------------------------------------------

Department of the Treasury  PART 2 -- TIN Applied For [ ]
Internal Revenue Service
                            --------------------------------------------------------------------

Payor's Request for         CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
Taxpayer Identification     (1) The number shown on this form is my correct Taxpayer
Number ('TIN') and          Identification Number (or I am waiting for a number to be issued to
Certification               me),
Name:                       (2) I am not subject to backup withholding because: (a) I am exempt
Address:                    from backup withholding, or (b) I have not been notified by the
                            Internal Revenue Service (the 'IRS') that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                            (3) I am a U.S. person (including a U.S. resident alien).
                            Signature                                        Date
                            --------------------------------------  --------------------
------------------------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding.
------------------------------------------------------------------------------------------------

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a percentage of all reportable payments (currently 28%) made to me thereafter will be withheld until I provide a number.

Signature ----------------------------------------  Date --------------------